Exhibit 99.03

EXECUTIVE SUMMARY
Third Party Due Diligence Review

November 5, 2026

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on residential mortgage loans acquired by Onslow Bay Financial LLC (the “Client”) in a bulk purchase. The review included a total of 131 residential mortgage loans in connection with the securitization identified as OBX 2026-NQM18 (the “Securitization”). The Review was conducted from March 2023 through October 2026 on mortgage loans originated between February 2023 and August 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations : PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrower’s income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule
i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:
i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification of compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High-Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (131 loans in total):

Twenty-six (26) loans had an AVM, one (1) loan had a Secondary Appraisal, and forty-five (45) loans had Desk Reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or Desk Review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There were (2) occurrences of this.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred thirty-one (131) mortgage loans reviewed, seventy-four (74) unique mortgage loans (56.49% by loan count) had a total of two hundred forty-five (245) discrepancies across fifty (50) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying All Borrower Residual Income	35	14.29%
Qualifying Total Reserves Number of Months	33	13.47%
Property Value	22	8.98%
DSCR	12	4.90%
Originator Doc Type	11	4.49%
MIN No	10	4.08%
T & I Payment	10	4.08%
Application Date	10	4.08%
Property Type	9	3.67%
Originator QM Status	7	2.86%
Qualifying Total Monthly Liabilities	6	2.45%

Total Qualified Assets Available	6	2.45%
Verified Doc Type	6	2.45%
Borrower Appraisal Receipt Date	6	2.45%
ULI	6	2.45%
Qualifying FICO	5	2.04%
Total Liquid Assets Available For Close	5	2.04%
Prepayment Penalty	4	1.63%
Primary Appraisal Date	3	1.22%
Loan Type	3	1.22%
Loan Product Type	2	0.82%
Qualifying Total Debt Income Ratio	2	0.82%
Qualifying Housing Debt Income Ratio	2	0.82%
Escrows	2	0.82%
Calculated DSCR	2	0.82%
Mo Pymt (P&I)	2	0.82%
Borrower 2 Origination Experian	1	0.41%
Borrower 2 Origination Equifax	1	0.41%
Borrower 1 Citizen	1	0.41%
Origination Date	1	0.41%
Qualifying LTV	1	0.41%
Citizen Types	1	0.41%
Borrower 2 Origination TransUnion	1	0.41%
Co Borrower First Name	1	0.41%
Months Reserves	1	0.41%
Co Borrower Last Name	1	0.41%
Loan Purpose	1	0.41%
Borrower 1 Origination Experian	1	0.41%
Qualifying Monthly P&I Amount	1	0.41%
Borrower 1 Origination TransUnion	1	0.41%
Maturity Date	1	0.41%
First Pymt Date	1	0.41%
Seller Name	1	0.41%
Gross Rent	1	0.41%
Borrower 1 Origination Equifax	1	0.41%
Qualifying Amortization Term	1	0.41%
Occupancy	1	0.41%
Qualifying CLTV	1	0.41%
All Borrower Total Income	1	0.41%
Mo. Hazard	1	0.41%
Grand Total	245	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	120	$53,079,766.00	91.60%
Event Grade B	11	$5,500,596.00	8.40%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	131	$58,580,362.00	100.00%
Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	127	96.95%
Event Grade B	4	3.05%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	131	100.00%

Compliance Results: (As applicable, 76 loans within population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	52	94.55%
Event Grade B	3	5.45%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	55	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	127	96.95%
Event Grade B	4	3.05%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	131	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	73
		Significant Derogatory Credit Event – Requirement Not Met	17
		Deed Missing or Defective	7
		Subject Property Lease - Missing or Defective	3
		Note Missing or Defective	2
		Closing Protection Letter Missing or Defective	2
		Security Instrument Missing or Defective	2
		Asset Qualification Does Not Meet Guideline Requirements	2
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	2
		Approval/Underwriting Summary Not Provided	2
		Title Insurance Missing or Defective	2
		Audited DTI Exceeds Guideline DTI	1
		Short Term Rental Income - Missing or Defective	1
		NQM Funding - B1 Gap Credit Report expired outside 30-days prior to consummation	1
		Asset General	1
		Third Party Fraud Report not Provided	1
		Credit Event – Requirement Not Met	1
		B1 Tax Preparer Credential Verification Does Not Meet Guidelines	1
		Asset Documentation Missing or Defective	1
		Purchase Contract is Incomplete	1
		DSCR Minimum Not Met	1
		Business Purpose Affidavit/Disclosure Missing	1

		Entity Documentation - Missing or Defective	1
		Missing Trust Agreement	1
		Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	1
		Missing VOM or VOR	1
		Guarantor Identification Missing or Defective	1
		Borrower 1 3rd Party VOE Prior to Close Missing	1
		Title Insurance Coverage - Inadequate Coverage	1
		OFAC Check Not Completed and/or Cleared	1
		All Interested Parties Not Checked with Exclusionary Lists	1
		Borrower 1 Gap Credit Report is Missing	1
		Insufficient Assets for Reserves	1
		Borrower 2 3rd Party VOE Prior to Close Missing	1
		Insufficient Assets to Close	1
		The Deed of Trust is Incomplete	1
		Missing final HUD-1 from sale of non-subject property	1
		Closing Documentation Missing or Defective	1
		Missing letter of explanation	1
		Guaranty Missing or Defective	1
		Hazard Insurance Missing or Defective	1
		Total Credit Grade (A) Exceptions:	144
	B	Subject Property Lease - Missing or Defective	1
		Missing an established escrow impound account for taxes and insurance.	1
		Income and Employment Do Not Meet Guidelines	1
		Loan does not conform to program guidelines	1
		Total Credit Grade (B) Exceptions:	4
Compliance	A	No Compliance Findings	40
		eSigned Documents Consent is Missing	5
		Charges That Cannot Increase Test	3
		Higher-Priced Mortgage Loan Test	2
		TRID: Missing Loan Estimate	1
		Missing Required Affiliated Business Disclosure	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Lender Credits That Cannot Decrease Test	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Total Compliance Grade (A) Exceptions:	55
	B	Charges That Cannot Increase Test	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	3

Property	A	No Property Findings	46
		Third Party Valuation Product Not Provided within 10% Tolerance	2
		Hazard Insurance Missing or Defective	2
		Desk Review Variance > 10%	1
		Property/Appraisal General	1
		Property Issue(s) are Present	1
		Appraisal Review - Missing	1
		Subject property appraisal is not on an as-is basis (Primary Value)	1
		Appraisal Missing or Defective	1
		Condo Approval Missing	1
		Ineligible Property	1
		Total Property Grade (A) Exceptions:	58
	B	Third Party Valuation Product Not Provided within 10% Tolerance	1
		Ineligible Property – Zoning Non-compliance	1
		Hazard Insurance Missing or Defective	1
		Ineligible Property	1
		Total Property Grade (B) Exceptions:	4

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the guidelines published. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.
C	The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.
B	Additional secondary valuation products were obtained to support the original appraised value within 10%. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value cannot be supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms
D	The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.